UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2005 (December 15, 2005)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	333-117633 (Commission File Number)	54-2122988 (IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)
(Address of Principal	14303
Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

                Seneca Gaming Corporation (“SGC”) issued a press release on December 15, 2005 announcing that on such date Seneca Niagara Casino & Hotel officially opened its expanded gaming floor and one of its new restaurants to the public.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

                The following exhibit is filed as a part of this Current Report on Form 8-K:

(a)           Exhibit

99.1                           Press Release issued by Seneca Gaming Corporation, dated December 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: December 15, 2005	/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

99.1*	Press Release issued by the Seneca Gaming Corporation, dated December 15, 2005.

*Filed herewith